10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period

Fund
VA Omega Fund
Security
Sealy Corp
Advisor
EIMCO
Transaction
 Date
4/7/2006
Cost
"$10,900"
Offering Purchase
0.04%
Broker
Citigroup & Sun Trust Robinson Humphrey
Underwriting
Syndicate
Members
"Goldman, Sachs & Co."

Fund
VA Special Values Fund
Security
IPC Holdings
Advisor
EIMCO
Transaction
 Date
8/9/2006
Cost
"$310,500"
Offering Purchase
0.09%
Broker
Citigroup Global
Underwriting
Syndicate
Members
Morgan Stanley

Fund
VA Growth
Security
Time Warner Telecom
Advisor
EIMCO
Transaction
 Date
3/22/2006
Cost
"$20,000"
Offering Purchase
0.10%
Broker
Morgan Stanley
Underwriting
Syndicate
Members
Morgan Stanley

Fund
VA Core Bond Fund
Security
"Wellpoint, Inc."
Advisor
EIMCO
Transaction
 Date
1/6/2006
Cost
"$15,000,000 "
Offering Purchase
0.56%
Broker
Banc of America Securities LLC
Underwriting
Syndicate
Members
Citigroup
"Goldman, Sachs & Co"
Merrill Lynch & Co.
Wachovia Securities

Fund
VA Core Bond Fund
Security
Abbott Laboratories
Advisor
TAG
Transaction
 Date
5/11/2006
Cost
$250
Offering Purchase

Broker
Morgan Stanley
Underwriting
Syndicate
Members
JP Morgan

Fund
VA High Income
Security
"Avis Budget Car Rental, LLC."
Advisor
EIMCO
Transaction
 Date
4/12/2006
Cost
"$500,000"
Offering Purchase
0.13%
Broker
JP Morgan
Underwriting
Syndicate
Members
Deutsche Bank Securities


Fund
VA Balanced Fund
Security
Abbott Laboratories
Advisor
TAG
Transaction
 Date
5/11/2006
Cost
$100
Offering Purchase

Broker
Morgan Stanley
Underwriting
Syndicate
Members
Banc of America Securities LLC


Fund
VA Growth Fund
Security
Hub International
Advisor
EIMCO
Transaction
 Date
5/16/2006
Cost
"$9,000"
Offering Purchase
0.23%
Broker
Stephens Inc.
Underwriting
Syndicate
Members
Wachovia Securities


Fund
VA Growth Fund
Security
Cogent Communications
Advisor
EIMCO
Transaction
 Date
6/1/2006
Cost
"$53,100"
Offering Purchase
0.59%
Broker
"Bear, Stearns & Co. Inc."
Underwriting
Syndicate
Members
"Bear, Stearns & Co. Inc."

Fund
VA Core Bond
Security
Commercial Mortgage Pass-Through Cert.
Advisor
TAG
Transaction
 Date
9/21/2006
Cost
"$653,250"
Offering Purchase
0.02%
Broker
Credit Suisse
Underwriting
Syndicate
Members
LaSalle Financial Services
KeyBanc Capital Markets
Barclays Capital
Wachovia Securities

Fund
VA Balanced Fund
Security
Credit Suisse First Boston Mortgage Trust
Advisor
TAG
Transaction
 Date
9/21/2006
Cost
"$336,675"
Offering Purchase
0.01%
Broker
Credit Suisse
Underwriting
Syndicate
Members
LaSalle Financial Services
KeyBanc Capital Markets
Barclays Capital
Wachovia Securities

Fund
VA Core Bond Fund
Security
Prologis Trust 5 5/8%
Advisor
TAG
Transaction
 Date
11/7/2006
Cost
"$250,000"
Offering Purchase
0.05%
Broker

Underwriting
Syndicate
Members





Fund
VA Balanced Fund
Security
Prologis Trust 5 5/8% 11/15/16
Advisor
TAG
Transaction
 Date
11/7/2006
Cost
"$125,000"
Offering Purchase
0.02%
Broker

Underwriting
Syndicate
Members





Fund
VA Core Bond Fund
Security
HCA Inc. 9.125% 11/15/14
Advisor
TAG
Transaction
 Date
11/9/2006
Cost
"$250,000"
Offering Purchase
0.01%
Broker

Underwriting
Syndicate
Members





Fund
VA High Income Fund
Security
HCA Inc. 9.125% 11/15/14
Advisor
EIMCO
Transaction
 Date
11/10/2006
Cost
"$270,000"
Offering Purchase
0.00%
Broker

Underwriting
Syndicate
Members





Fund
VA Strategic Income - High Yield
Security
HCA Inc. 9.125% 11/15/14
Advisor
EIMCO
Transaction
 Date
11/10/2006
Cost
"$200,000"
Offering Purchase
0.00%
Broker

Underwriting
Syndicate
Members





Fund
VA High Income Fund
Security
Regency Energy Partners LP
Advisor
EIMCO
Transaction
 Date
12/11/2006
Cost
"$75,000"
Offering Purchase
0.01%
Broker

Underwriting
Syndicate
Members